Exhibit 10.c(ii)
     Effective January 1, 2010, all executive officers of Masco who participate in the Masco Corporation Supplemental Executive Retirement and Disability Plan (“SERP”) entered into amendment agreements freezing their benefit accruals under the SERP. Forms of the amendment agreements for each of the Named Executive Officers who participate in the SERP and who did not retire prior to January 1, 2010, are included herewith.

FORM OF AMENDMENT: TIMOTHY WADHAMS
Dear:
     As you know, the Organization and Compensation Committee of the Company’s Board of Directors has determined that benefit accruals under your Supplemental Executive Retirement Plan are to be frozen effective January 1, 2010. In order to implement this change, the definitions of “Average Compensation,” “Total Compensation,” and several other relevant definitions must be changed.
     In addition, language must be added to the definition of “Profit Sharing Conversion Factor” and to Paragraphs 1, 4 and 5 to provide that the offsets to your SERP which are derived from Company contributions to the Future Service Profit Sharing Plan and other similar sources are also frozen, with provision for future account growth using imputed interest.
     Consequently, in order to implement this change, effective January 1, 2010, the following provisions of your SERP are amended to read as follows:
     The definition of Average Compensation in paragraph (a) of your SERP Agreement is changed to read as follows:
     a. “Average Compensation” shall mean the aggregate of your highest three years total annual cash compensation paid to you by the Company consisting of (i) base salaries and (ii) regular year-end cash bonuses paid with respect to the years in which such salaries are paid (the bonus with respect to any such year, however, only to be included in an amount not in excess of 60% of your maximum bonus opportunity for such year), divided by three, provided, however, (x) if any portion of a bonus is excluded by the parenthetical contained in clause (ii) above, the total amount excluded will be added to one or both of the other two years included in the calculation as long as the amount so added does not result in a bonus with respect to any year exceeding 60% of your maximum bonus opportunity for such year, (y) if you have on the date of determination less than three full years of employment, the foregoing calculation, including any adjustment required by clause (x) above, shall be based on the average base salaries and regular year-end cash bonuses paid to you while so employed. Notwithstanding the foregoing, any base salary paid after December 31, 2009, and any bonus earned (or maximum bonus opportunity for) any period after that date, shall be disregarded.
     The definition of Profit Sharing Conversion Factor in clause (j) of your SERP Agreement shall be amended to read as follows:
     j. “Profit Sharing Conversion Factor” shall be a factor equal to the present value of a life annuity payable at the later of age 65 or attained age based on the 1983 Group Annuity Mortality Table using a blend of 50% of the male mortality rates and 50% of the female mortality rates as set forth in Revenue Ruling 95-6 (or such other mortality table that the Internal Revenue Service may prescribe in the future) and an interest rate equal to the average yield for 30-year Treasury Constant Maturities as of January, 2010 as reported in Federal Reserve Statistical Release G.13 and H.15 (or, if such interest rate ceases to be so reported prior to January, 2010, such other interest rate as the Board of Directors deems is an appropriate substitute).
     The definition of Total Compensation in clause (n) of your SERP Agreement shall be amended to read as follows:
     n. If you become Disabled, “Total Compensation” shall mean the sum of your annual base salary rate and 60% of your then effective bonus opportunity at the earlier of the time of your Disability or January 1, 2010.
     The definition of Year in clause (p) of your SERP Agreement shall be amended to read as follows:
     p. “Year” shall mean twelve full consecutive months, and “year” shall mean a calendar year; provided, however, to the extent required to determine your SERP Percentage, “year” and “Year” shall include only time periods prior to and including January 1, 2010.
     The definition of Years of Service in clause (q) of your SERP Agreement shall be amended to read as follows:
     q. “Years of Service” shall mean the number of Years during which you were employed by the Company (including Years of Service for the time you were employed by Metaldyne and its predecessors but excluding Years of Service with any other corporation prior to the time it became a subsidiary of or otherwise affiliated with Masco Corporation); provided, however, to the extent required to determine your SERP Percentage, “Year of Service” shall include only time periods prior to and including January 1, 2010.
     Paragraph 1 of your SERP Agreement shall be amended to read as follows:
     1. In accordance with the Plan, upon your Retirement the Company will pay you annually during your lifetime, subject to paragraph 8 below, the SERP Percentage of your Average Compensation, less: (i) a sum equal to the annual benefit which would be payable to you upon your Retirement if benefits payable to you under the Company funded qualified pension plans and the defined benefit (pension) plan provisions of the Company’s Retirement Benefits Restoration Plan and any similar plan were converted to a life annuity, or if you are married when you retire, to a 50% joint and spouse survivor life annuity, (ii) a sum equal to the annual benefit which would be payable to you upon Retirement if your vested accounts in the Company’s qualified defined contribution plans (excluding your contributions and earnings thereon in the Company’s 401(k) Savings Plan) and the defined contribution (profit sharing) provisions of the Company’s Retirement Benefits Restoration Plan and any similar plan were converted to a life annuity in accordance with the Profit Sharing Conversion Factor, and (iii) any retirement benefits paid or payable to you by reason of employment by all other employers (the amount of such deduction, in the case of benefits paid or payable other than on an annual basis, to be determined on an annualized basis by the Committee referred to in paragraph 11 and excluding from such deduction any portion thereof, and earnings thereon, determined by such Committee to have been contributed by you rather than such other employers); provided, however, in all cases the amount offset pursuant to these subsections (i), (ii) and (iii) shall be determined (x) prior to the effect of any payments from the plans and trusts referred to therein which are authorized pursuant to any Qualified Domestic Relations Order under ERISA, or other comparable order allocating marital or other rights under state law as applied to retirement benefits from non-qualified plans and (y) if Retirement occurs on or after January 1, 2010, based on offsetting values as of January 1, 2010, except that any defined contribution individual account values as of January 1, 2010 (including any pro forma, rather than actual, account balance at such date, including imputed interest thereon with respect to amounts previously withdrawn, and including any Company contribution or allocation with respect to 2009 which is made on or after January 1, 2010) utilized under subsections (ii) and (iii) above shall be projected to the date of determination at the imputed rate of 4% per annum prior to application of the Profit Sharing Conversation Factor.
     Paragraph 4 of your SERP Agreement shall be amended to read as follows:
     4. If your employment with the Company is for any reason terminated prior to Retirement, other than as a result of circumstances described in paragraphs 2, 5 or 6 of this Agreement or following a Change in Control, and if prior to the date of termination you have completed 5 or more Years of Service, upon your attaining age 65 the Company will pay to you annually during your lifetime, subject to paragraph 8 below, the Vested Percentage of the result obtained by (1) multiplying your SERP Percentage at the date your employment terminated by your Average Compensation, less (2) the sum of the following: (i) a sum equal to the annual benefit which would be payable to you upon your attaining age 65 if benefits payable to you under the Company and Metaldyne funded qualified pension plans and the defined benefit (pension) plan provisions of the Company’s and Metaldyne’s Retirement Benefits Restoration Plan and any similar plan were converted to a life annuity, or if you are married when you attain age 65, to a 50% joint and spouse survivor life annuity, (ii) a sum equal to the annual benefit which would be payable to you upon your attaining age 65 if an amount equal to your vested accounts at the date of your termination of employment with the Company in the Company’s and Metaldyne’s qualified defined contribution plans (excluding your contributions and earnings thereon in the Company’s 401(k) Savings Plan) and the defined contribution (profit sharing) provisions of the Company’s and Metaldyne’s Retirement Benefits Restoration Plan and any similar plan (in each case increased from the date of termination to age 65 at the imputed rate of 4% per annum) were converted to a life annuity in accordance with the Profit Sharing Conversion Factor, and (iii) to the extent the annual payments described in this clause (iii) and the annual payments you would otherwise be entitled to receive under this paragraph 4 would, in the aggregate exceed (the “excess amount”) the annual payments you would have received under paragraph 1 had you remained employed by the Company until Retirement (assuming for purposes of this clause no compensation increases), any retirement benefits paid or payable to you by reason of employment by all other previous or future employers (other than Metaldyne), but only to the extent of such excess amount (the amount of such deduction, in the case of benefits paid or payable other than on an annual basis, to be determined on an annualized basis by the Committee referred to in paragraph 11 and excluding from such deduction any portion thereof, and earnings thereon, determined by such Committee to have been contributed by you rather than your prior or future employers); provided, however, in all cases the amount offset pursuant to these subsections (i), (ii) and (iii) shall be determined (x) prior to the effect of any payments from the plans and trusts referred to therein which are authorized pursuant to any Qualified Domestic Relations Order under ERISA, or other comparable order allocating marital or other rights under state law as applied to retirement benefits from non-qualified plans and (y) if termination occurs on or after January 1, 2010, based on offsetting values as of January 1, 2010, except that any defined contribution individual account values as of January 1, 2010 (including any pro forma, rather than actual, account balance at such date, including imputed interest thereon with respect to amounts previously withdrawn, and including any Company contribution or allocation with respect to 2009 which is made on or after January 1, 2010) utilized under above subsections (ii) and (iii) shall be projected to the date of determination at the imputed rate of 4% per annum prior to application of the Profit Sharing Conversation Factor. Upon your death on or after age 65, should you be survived by your Surviving Spouse, your Surviving Spouse shall receive for life, commencing upon the date of your death, 75% of the annual benefit payable to you under the preceding sentence following your attainment of age 65; provided, further, if your death should occur prior to age 65, your Surviving Spouse shall receive for life, commencing upon the date of your death, 75% of the annual benefit which would have been payable to you under the preceding sentence following your attainment of age 65, reduced by a factor of actuarial equivalence as determined by the Committee, such that the Present Value of the aggregate payments to be received by your Surviving Spouse based on his or her life expectancy as of the date of your death is equal to the Present Value, determined at the date of your death, of the aggregate payments estimated to be received by your Surviving Spouse based on his or her life expectancy at an age, and as if your Surviving Spouse had begun receiving payments, when you would have attained age 65.
     Paragraph 5 of your SERP Agreement shall be amended to read as follows:
     5. If while employed by the Company you die prior to your attaining age 65, leaving a Surviving Spouse, and provided you shall have been employed by the Company for two consecutive Years or more, your Surviving Spouse shall receive annually for life, subject to paragraph 8 below, 75% of the SERP Percentage of your Average Compensation, less: (i) a sum equal to the annual benefit which would be payable to your Surviving Spouse under the Company funded qualified pension plans and the defined benefit (pension) plan provisions of the Company’s Retirement Benefits Restoration Plan and any similar plan if such benefit were converted to a life annuity (such deduction, however, only to commence on the date such benefit is first payable), (ii) a sum equal to the annual payments which would be received by your Surviving Spouse as if your spouse were designated as the beneficiary of your vested accounts in the Company’s qualified defined contribution plans (excluding your contributions and earnings thereon in the Company’s 401(k) Savings Plan) and the defined contribution (profit sharing) provisions of the Company’s Retirement Benefits Restoration Plan and any similar plan and such accounts were converted to a life annuity at the time of your death in accordance with the Profit Sharing Conversion Factor, and (iii) any retirement benefits paid or payable to you or your Surviving Spouse by reason of your employment by all other employers (the amount of such deduction, in the case of benefits paid or payable other than on an annual basis, to be determined on an annualized basis by the Committee referred to in paragraph 11 and excluding from such deduction any portion thereof, and earnings thereon, determined by such Committee to have been contributed by you rather than such other employers); provided, however, in all cases the amount offset pursuant to these subsections (i),(ii) and (iii) shall be determined (x) prior to the effect of any payments from the plans and trusts referred to therein which are authorized pursuant to any Qualified Domestic Relations Order under ERISA, or other comparable order allocating marital or other rights under state law as applied to retirement benefits from non-qualified plans and (y) if death occurs on or after January 1, 2010, based on off-setting values as of January 1, 2010, except that any defined contribution individual account values as of January 1, 2010 (including any pro forma, rather than actual, account balance at such date, including imputed interest thereon with respect to amounts previously withdrawn, and including any Company contribution or allocation with respect to 2009 which is made on or after January 1, 2010) utilized under above subsections (ii) and (iii) shall be projected to the date of determination at the imputed rate of 4% per annum prior to application of the Profit Sharing Conversion Factor. No death benefits are payable except to your Surviving Spouse.
     In order to make these changes effective, please sign the enclosed copy of this letter agreement and return it to Barry Silverman.
Sincerely yours,
Richard A. Manoogian
Chairman of the Board

I agree to the above-described amendments to my Supplemental Executive Retirement Plan with the Company.

Timothy Wadhams
Date:

FORM OF AMENDMENT: WILLIAM T. ANDERSON
Dear:
     As you know, the Organization and Compensation Committee of the Company’s Board of Directors has determined that benefit accruals under your Supplemental Executive Retirement Plan are to be frozen effective January 1, 2010. In order to implement this change, the definitions of “Average Compensation,” “Total Compensation,” and several other relevant definitions must be changed.
     In addition, language must be added to the definition of “Profit Sharing Conversion Factor” and to Paragraphs 1, 4 and 5 to provide that the offsets to your SERP which are derived from Company contributions to the Future Service Profit Sharing Plan and other similar sources are also frozen, with provision for future account growth using imputed interest.
     Consequently, in order to implement this change, effective January 1, 2010, the following provisions of your SERP are amended to read as follows:
     The definition of Average Compensation in paragraph (a) of your SERP Agreement is changed to read as follows:
     a. “Average Compensation” shall mean the aggregate of your highest three years total annual cash compensation paid to you by the Company consisting of (i) base salaries and (ii) regular year-end cash bonuses paid with respect to the years in which such salaries are paid (the bonus with respect to any such year, however, only to be included in an amount not in excess of 60% of your maximum bonus opportunity for such year), divided by three, provided, however, (x) if any portion of a bonus is excluded by the parenthetical contained in clause (ii) above, the total amount excluded will be added to one or both of the other two years included in the calculation as long as the amount so added does not result in a bonus with respect to any year exceeding 60% of your maximum bonus opportunity for such year, (y) if you have on the date of determination less than three full years of employment, the foregoing calculation, including any adjustment required by clause (x) above, shall be based on the average base salaries and regular year-end cash bonuses paid to you while so employed. Notwithstanding the foregoing, any base salary paid after December 31, 2009, and any bonus earned (or maximum bonus opportunity for) any period after that date, shall be disregarded.
     The definition of Profit Sharing Conversion Factor in clause (j) of your SERP Agreement shall be amended to read as follows:
     j. “Profit Sharing Conversion Factor” shall be a factor equal to the present value of a life annuity payable at the later of age 65 or attained age based on the 1983 Group Annuity Mortality Table using a blend of 50% of the male mortality rates and 50% of the female mortality rates as set forth in Revenue Ruling 95-6 (or such other mortality table that the Internal Revenue Service may prescribe in the future) and an interest rate equal to the average yield for 30-year Treasury Constant Maturities as of January, 2010 as reported in Federal Reserve Statistical Release G.13 and H.15 (or, if such interest rate ceases to be so reported prior to January, 2010, such other interest rate as the Board of Directors deems is an appropriate substitute).
     The definition of Total Compensation in clause (n) of your SERP Agreement shall be amended to read as follows:
     n. If you become Disabled, “Total Compensation” shall mean the sum of your annual base salary rate and 60% of your then effective bonus opportunity at the earlier of the time of your Disability or January 1, 2010.
     The definition of Year in clause (p) of your SERP Agreement shall be amended to read as follows:
     p. “Year” shall mean twelve full consecutive months, and “year” shall mean a calendar year; provided, however, to the extent required to determine your SERP Percentage, “year” and “Year” shall include only time periods prior to and including January 1, 2010.
     The definition of Years of Service in clause (q) of your SERP Agreement shall be amended to read as follows:
     q. “Years of Service” shall mean the number of Years during which you were employed by the Company (including Years of Service for the time you were employed by Metaldyne and its predecessors but excluding Years of Service with any other corporation prior to the time it became a subsidiary of or otherwise affiliated with Masco Corporation); provided, however, to the extent required to determine your SERP Percentage, “Year of Service” shall include only time periods prior to and including January 1, 2010.
     Paragraph 1 of your SERP Agreement shall be amended to read as follows:
     1. In accordance with the Plan, upon your Retirement the Company will pay you annually during your lifetime, subject to paragraph 8 below, the SERP Percentage of your Average Compensation, less: (i) a sum equal to the annual benefit which would be payable to you upon your Retirement if benefits payable to you under the Company funded qualified pension plans and the defined benefit (pension) plan provisions of the Company’s Retirement Benefits Restoration Plan and any similar plan were converted to a life annuity, or if you are married when you retire, to a 50% joint and spouse survivor life annuity, (ii) a sum equal to the annual benefit which would be payable to you upon Retirement if your vested accounts in the Company’s qualified defined contribution plans (excluding your contributions and earnings thereon in the Company’s 401(k) Savings Plan) and the defined contribution (profit sharing) provisions of the Company’s Retirement Benefits Restoration Plan and any similar plan were converted to a life annuity in accordance with the Profit Sharing Conversion Factor, and (iii) any retirement benefits paid or payable to you by reason of employment by all other employers (the amount of such deduction, in the case of benefits paid or payable other than on an annual basis, to be determined on an annualized basis by the Committee referred to in paragraph 11 and excluding from such deduction any portion thereof, and earnings thereon, determined by such Committee to have been contributed by you rather than such other employers); provided, however, in all cases the amount offset pursuant to these subsections (i), (ii) and (iii) shall be determined (x) prior to the effect of any payments from the plans and trusts referred to therein which are authorized pursuant to any Qualified Domestic Relations Order under ERISA, or other comparable order allocating marital or other rights under state law as applied to retirement benefits from non-qualified plans and (y) if Retirement occurs on or after January 1, 2010, based on offsetting values as of January 1, 2010, except that any defined contribution individual account values as of January 1, 2010 (including any pro forma, rather than actual, account balance at such date, including imputed interest thereon with respect to amounts previously withdrawn, and including any Company contribution or allocation with respect to 2009 which is made on or after January 1, 2010) utilized under subsections (ii) and (iii) above shall be projected to the date of determination at the imputed rate of 4% per annum prior to application of the Profit Sharing Conversation Factor.
     Paragraph 4 of your SERP Agreement shall be amended to read as follows:
     4. If your employment with the Company is for any reason terminated prior to Retirement, other than as a result of circumstances described in paragraphs 2, 5 or 6 of this Agreement or following a Change in Control, and if prior to the date of termination you have completed 5 or more Years of Service, upon your attaining age 65 the Company will pay to you annually during your lifetime, subject to paragraph 8 below, the Vested Percentage of the result obtained by (1) multiplying your SERP Percentage at the date your employment terminated by your Average Compensation, less (2) the sum of the following: (i) a sum equal to the annual benefit which would be payable to you upon your attaining age 65 if benefits payable to you under the Company and Metaldyne funded qualified pension plans and the defined benefit (pension) plan provisions of the Company’s and Metaldyne’s Retirement Benefits Restoration Plan and any similar plan were converted to a life annuity, or if you are married when you attain age 65, to a 50% joint and spouse survivor life annuity, (ii) a sum equal to the annual benefit which would be payable to you upon your attaining age 65 if an amount equal to your vested accounts at the date of your termination of employment with the Company in the Company’s and Metaldyne’s qualified defined contribution plans (excluding your contributions and earnings thereon in the Company’s 401(k) Savings Plan) and the defined contribution (profit sharing) provisions of the Company’s and Metaldyne’s Retirement Benefits Restoration Plan and any similar plan (in each case increased from the date of termination to age 65 at the imputed rate of 4% per annum) were converted to a life annuity in accordance with the Profit Sharing Conversion Factor, and (iii) to the extent the annual payments described in this clause (iii) and the annual payments you would otherwise be entitled to receive under this paragraph 4 would, in the aggregate exceed (the “excess amount”) the annual payments you would have received under paragraph 1 had you remained employed by the Company until Retirement, any retirement benefits paid or payable to you by reason of employment by all other previous or future employers (other than Metaldyne), but only to the extent of such excess amount (the amount of such deduction, in the case of benefits paid or payable other than on an annual basis, to be determined on an annualized basis by the Committee referred to in paragraph 11 and excluding from such deduction any portion thereof, and earnings thereon, determined by such Committee to have been contributed by you rather than your prior or future employers); provided, however, in all cases the amount offset pursuant to these subsections (i), (ii) and (iii) shall be determined (x) prior to the effect of any payments from the plans and trusts referred to therein which are authorized pursuant to any Qualified Domestic Relations Order under ERISA, or other comparable order allocating marital or other rights under state law as applied to retirement benefits from non-qualified plans and (y) if termination occurs on or after January 1, 2010, based on offsetting values as of January 1, 2010, except that any defined contribution individual account values as of January 1, 2010 (including any pro forma, rather than actual, account balance at such date, including imputed interest thereon with respect to amounts previously withdrawn, and including any Company contribution or allocation with respect to 2009 which is made on or after January 1, 2010) utilized under above subsections (ii) and (iii) shall be projected to the date of determination at the imputed rate of 4% per annum prior to application of the Profit Sharing Conversation Factor. Upon your death on or after age 65 should you be survived by your Surviving Spouse, your Surviving Spouse shall receive for life, commencing upon the date of your death, 75% of the annual benefit payable to you under the preceding sentence following your attainment of age 65; provided, further, if your death should occur prior to age 65, your Surviving Spouse shall receive for life, commencing upon the date of your death, 75% of the annual benefit which would have been payable to you under the preceding sentence following your attainment of age 65, reduced by a factor of actuarial equivalence as determined by the Committee, such that the Present Value of the aggregate payments to be received by your Surviving Spouse based on his or her life expectancy as of the date of your death is equal to the Present Value, determined at the date of your death, of the aggregate payments estimated to be received by your Surviving Spouse based on his or her life expectancy at an age, and as if your Surviving Spouse had begun receiving payments, when you would have attained age 65.
     Paragraph 5 of your SERP Agreement shall be amended to read as follows:
     5. If while employed by the Company you die prior to your attaining age 65 leaving a Surviving Spouse, and provided you shall have been employed by the Company for two consecutive Years or more, your Surviving Spouse shall receive annually for life, subject to paragraph 8 below, 75% of the SERP Percentage of your Average Compensation, less: (i) a sum equal to the annual benefit which would be payable to your Surviving Spouse under the Company funded qualified pension plans and the defined benefit (pension) plan provisions of the Company’s Retirement Benefits Restoration Plan and any similar plan if such benefit were converted to a life annuity (such deduction, however, only to commence on the date such benefit is first payable), (ii) a sum equal to the annual payments which would be received by your Surviving Spouse as if your spouse were designated as the beneficiary of your vested accounts in the Company’s qualified defined contribution plans (excluding your contributions and earnings thereon in the Company’s 401(k) Savings Plan) and the defined contribution (profit sharing) provisions of the Company’s Retirement Benefits Restoration Plan and any similar plan and such accounts were converted to a life annuity at the time of your death in accordance with the Profit Sharing Conversion Factor, and (iii) any retirement benefits paid or payable to you or your Surviving Spouse by reason of your employment by all other employers (the amount of such deduction, in the case of benefits paid or payable other than on an annual basis, to be determined on an annualized basis by the Committee referred to in paragraph 11 and excluding from such deduction any portion thereof, and earnings thereon, determined by such Committee to have been contributed by you rather than such other employers); provided, however, in all cases the amount offset pursuant to these subsections (i),(ii) and (iii) shall be determined (x) prior to the effect of any payments from the plans and trusts referred to therein which are authorized pursuant to any Qualified Domestic Relations Order under ERISA, or other comparable order allocating marital or other rights under state law as applied to retirement benefits from non-qualified plans and (y) if death occurs on or after January 1, 2010, based on off-setting values as of January 1, 2010, except that any defined contribution individual account values as of January 1, 2010 (including any pro forma, rather than actual, account balance at such date, including imputed interest thereon with respect to amounts previously withdrawn, and including any Company contribution or allocation with respect to 2009 which is made on or after January 1, 2010) utilized under above subsections (ii) and (iii) shall be projected to the date of determination at the imputed rate of 4% per annum prior to application of the Profit Sharing Conversion Factor. No death benefits are payable except to your Surviving Spouse.
     In order to make these changes effective, please sign the enclosed copy of this letter agreement and return it to Barry Silverman.
Sincerely yours,
Timothy Wadhams
President and Chief Executive Officer

I agree to the above-described amendments
to my Supplemental Executive Retirement
Plan with the Company.

William T. Anderson
Date:

FORM OF AMENDMENT: DONALD J. DEMARIE
JOHN G. SZNEWAJS
Dear:
     As you know, the Organization and Compensation Committee of the Company’s Board of Directors has determined that benefit accruals under your Supplemental Executive Retirement Plan are to be frozen effective January 1, 2010. In order to implement this change, the definitions of “Average Compensation,” “Total Compensation,” and several other relevant definitions must be changed.
     In addition, language must be added to the definition of “Profit Sharing Conversion Factor” and to Paragraphs 1, 4 and 5 to provide that the offsets to your SERP which are derived from Company contributions to the Future Service Profit Sharing Plan and other similar sources are also frozen, with provision for future account growth using imputed interest.
     Consequently, in order to implement this change, effective January 1, 2010, the following provisions of your SERP are amended to read as follows:
     The definition of Average Compensation in paragraph (a) of your SERP Agreement is changed to read as follows:
     a. “Average Compensation” shall mean the aggregate of your highest three years total annual cash compensation paid to you by the Company consisting of (i) base salaries and (ii) regular year-end cash bonuses paid with respect to the years in which such salaries are paid (the bonus with respect to any such year, however, only to be included in an amount not in excess of 60% of your maximum bonus opportunity for such year), divided by three, provided, however, (x) if any portion of a bonus is excluded by the parenthetical contained in clause (ii) above, the total amount excluded will be added to one or both of the other two years included in the calculation as long as the amount so added does not result in a bonus with respect to any year exceeding 60% of your maximum bonus opportunity for such year, (y) if you have on the date of determination less than three full years of employment, the foregoing calculation, including any adjustment required by clause (x) above, shall be based on the average base salaries and regular year-end cash bonuses paid to you while so employed. Notwithstanding the foregoing, any base salary paid after December 31, 2009, and any bonus earned (or maximum bonus opportunity for) any period after that date, shall be disregarded.
     The definition of Profit Sharing Conversion Factor in clause (j) of your SERP Agreement shall be amended to read as follows:
     j. “Profit Sharing Conversion Factor” shall be a factor equal to the present value of a life annuity payable at the later of age 65 or attained age based on the 1983 Group Annuity Mortality Table using a blend of 50% of the male mortality rates and 50% of the female mortality rates as set forth in Revenue Ruling 95-6 (or such other mortality table that the Internal

Revenue Service may prescribe in the future) and an interest rate equal to the average yield for 30-year Treasury Constant Maturities as of January, 2010 as reported in Federal Reserve Statistical Release G.13 and H.15 (or, if such interest rate ceases to be so reported prior to January, 2010, such other interest rate as the Board of Directors deems is an appropriate substitute).
     The definition of Total Compensation in clause (n) of your SERP Agreement shall be amended to read as follows:
     n. If you become Disabled, “Total Compensation” shall mean the sum of your annual base salary rate and 60% of your then effective bonus opportunity at the earlier of the time of your Disability or January 1, 2010.
     The definition of Year in clause (p) of your SERP Agreement shall be amended to read as follows:
     p. “Year” shall mean twelve full consecutive months, and “year” shall mean a calendar year; provided, however, to the extent required to determine your SERP Percentage, “year” and “Year” shall include only time periods prior to and including January 1, 2010.
     The definition of Years of Service in clause (q) of your SERP Agreement shall be amended to read as follows:
     q. “Years of Service” shall mean the number of Years during which you were employed by the Company excluding Years of Service with any other corporation prior to the time it became a subsidiary of or otherwise affiliated with Masco Corporation; provided, however, to the extent required to determine your SERP Percentage, “Year of Service” shall include only time periods prior to and including January 1, 2010.
     Paragraph 1 of your SERP Agreement shall be amended to read as follows:
     1. In accordance with the Plan, upon your Retirement the Company will pay you annually during your lifetime, subject to paragraph 8 below, the SERP Percentage of your Average Compensation, less: (i) a sum equal to the annual benefit which would be payable to you upon your Retirement if benefits payable to you under the Company funded qualified pension plans and the defined benefit (pension) plan provisions of the Company’s Retirement Benefits Restoration Plan and any similar plan were converted to a life annuity, or if you are married when you retire, to a 50% joint and spouse survivor life annuity, (ii) a sum equal to the annual benefit which would be payable to you upon Retirement if your vested accounts in the Company’s qualified defined contribution plans (excluding your contributions and earnings thereon in the Company’s 401(k) Savings Plan) and the defined contribution (profit sharing) provisions of the Company’s Retirement Benefits Restoration Plan and any similar plan were converted to a life annuity in accordance with the Profit Sharing Conversion Factor, and (iii) unless you have at least 25 Years of Service, any retirement benefits paid or payable to you by reason of employment by all other employers (the amount of such deduction, in the case of benefits paid or payable other than on an annual basis, to be determined on an annualized basis by the Committee referred to in paragraph 11 and excluding from such deduction any portion thereof, and earnings thereon, determined by such Committee to have been contributed by you rather than such other employers); provided, however, in all cases the amount offset pursuant to these subsections (i), (ii) and (iii) shall be determined (x) prior to the effect of any payments from the plans and trusts referred to therein which are authorized pursuant to any Qualified Domestic Relations Order under ERISA, or other comparable order allocating marital or other rights under state law as applied to retirement benefits from non-qualified plans and (y) if Retirement occurs on or after January 1, 2010, based on offsetting values as of January 1, 2010, except that any defined contribution individual account values as of January 1, 2010 (including any pro forma, rather than actual, account balance at such date, including imputed interest thereon with respect to amounts previously withdrawn, and including any Company contribution or allocation with respect to 2009 which is made on or after January 1, 2010) utilized under subsections (ii) and (iii) above shall be projected to the date of determination at the imputed rate of 4% per annum prior to application of the Profit Sharing Conversation Factor.
     Paragraph 4 of your SERP Agreement shall be amended to read as follows:
     4. If your employment with the Company is for any reason terminated prior to Retirement, other than as a result of circumstances described in paragraphs 2, 5 or 6 of this Agreement or following a Change in Control, and if prior to the date of termination you have completed 5 or more Years of Service, upon your attaining age 65, the Company will pay to you annually during your lifetime, subject to paragraph 8 below, the Vested Percentage of the result obtained by (1) multiplying your SERP Percentage at the date your employment terminated by your Average Compensation, less (2) the sum of the following: (i) a sum equal to the annual benefit which would be payable to you upon your attaining age 65, if benefits payable to you under the Company funded qualified pension plans and the defined benefit (pension) plan provisions of the Company’s Retirement Benefits Restoration Plan and any similar plan were converted to a life annuity, or if you are married when you attain age 65, to a 50% joint and spouse survivor life annuity, (ii) a sum equal to the annual benefit which would be payable to you upon your attaining age 65, if an amount equal to your vested accounts at the date of your termination of employment with the Company in the Company’s qualified defined contribution plans (excluding your contributions and earnings thereon in the Company’s 401(k) Savings Plan) and the defined contribution (profit sharing) provisions of the Company’s Retirement Benefits Restoration Plan and any similar plan (in each case increased from the date of termination to age 65 at the imputed rate of 4% per annum) were converted to a life annuity in accordance with the Profit Sharing Conversion Factor, and (iii) to the extent the annual payments described in this clause (iii) and the annual payments you would otherwise be entitled to receive under this paragraph 4 would, in the aggregate exceed (the “excess amount”) the annual payments you would have received under paragraph 1 had you remained employed by the Company until Retirement (with your SERP Percentage determined as though you were given credit for additional Years of Service until age 65 but no compensation increases), any retirement benefits paid or payable to you by reason of employment by all other previous or future employers, but only to the extent of such excess amount (the amount of such deduction, in the case of benefits paid or payable other than on an annual basis, to be determined on an annualized basis by the Committee referred to in paragraph 11 and excluding from such deduction any portion thereof, and earnings thereon, determined by such Committee to have been contributed by you rather than your prior or future employers); provided, however, in all cases the amount offset pursuant to these subsections (i), (ii) and (iii) shall be determined (x) prior to the effect of any payments from the plans and trusts referred to therein which are authorized pursuant to any Qualified Domestic Relations Order under ERISA, or other comparable order allocating marital or other rights under state law as applied to retirement benefits from non-qualified plans and (y) if termination occurs on or after January 1, 2010, based on offsetting values as of January 1, 2010, except that any defined contribution individual account values as of January 1, 2010 (including any pro forma, rather than actual, account balance at such date, including imputed interest thereon with respect to amounts previously withdrawn, and including any Company contribution or allocation with respect to 2009 which is made on or after January 1, 2010) utilized under above subsections (ii) and (iii) shall be projected to the date of determination at the imputed rate of 4% per annum prior to application of the Profit Sharing Conversation Factor. Upon your death on or after age 65 should you be survived by your Surviving Spouse, your Surviving Spouse shall receive for life, commencing upon the date of your death, 75% of the annual benefit payable to you under the preceding sentence following your attainment of age 65; provided, further, if your death should occur prior to age 65, your Surviving Spouse shall receive for life, commencing upon the date of your death, 75% of the annual benefit which would have been payable to you under the preceding sentence following your attainment of age 65, reduced by a factor of actuarial equivalence as determined by the Committee, such that the Present Value of the aggregate payments to be received by your Surviving Spouse based on his or her life expectancy as of the date of your death is equal to the Present Value, determined at the date of your death, of the aggregate payments estimated to be received by your Surviving Spouse based on his or her life expectancy at an age, and as if your Surviving Spouse had begun receiving payments, when you would have attained age 65.
     Paragraph 5 of your SERP Agreement shall be amended to read as follows:
     5. If while employed by the Company you die prior to your attaining age 65, leaving a Surviving Spouse, and provided you shall have been employed by the Company for two consecutive Years or more, your Surviving Spouse shall receive annually for life, subject to paragraph 8 below, 75% of the SERP Percentage of your Average Compensation, less: (i) a sum equal to the annual benefit which would be payable to your Surviving Spouse under the Company funded qualified pension plans and the defined benefit (pension) plan provisions of the Company’s Retirement Benefits Restoration Plan and any similar plan if such benefit were converted to a life annuity (such deduction, however, only to commence on the date such benefit is first payable), (ii) a sum equal to the annual payments which would be received by your Surviving Spouse as if your spouse were designated as the beneficiary of your vested accounts in the Company’s qualified defined contribution plans (excluding your contributions and earnings thereon in the Company’s 401(k) Savings Plan) and the defined contribution (profit sharing) provisions of the Company’s Retirement Benefits Restoration Plan and any similar plan and such accounts were converted to a life annuity at the time of your death in accordance with the Profit Sharing Conversion Factor, and (iii) unless you have at least 25 Years of Service any retirement benefits paid or payable to you or your Surviving Spouse by reason of your employment by all other employers (the amount of such deduction, in the case of benefits paid or payable other than on an annual basis, to be determined on an annualized basis by the Committee referred to in paragraph 11 and excluding from such deduction any portion thereof, and earnings thereon, determined by such Committee to have been contributed by you rather than such other employers); provided, however, in all cases the amount offset pursuant to these subsections (i),(ii) and (iii) shall be determined (x) prior to the effect of any payments from the plans and trusts referred to therein which are authorized pursuant to any Qualified Domestic Relations Order under ERISA, or other comparable order allocating marital or other rights under state law as applied to retirement benefits from non-qualified plans and (y) if death occurs on or after January 1, 2010, based on off-setting values as of January 1, 2010 except that any defined contribution individual account values as of January 1, 2010 (including any pro forma, rather than actual, account balance at such date, including imputed interest thereon with respect to amounts previously withdrawn, and including any Company contribution or allocation with respect to 2009 which is made on or after January 1, 2010) utilized under above subsections (ii) and (iii) shall be projected to the date of determination at the imputed rate of 4% per annum prior to application of the Profit Sharing Conversion Factor. No death benefits are payable except to your Surviving Spouse.
     In order to make these changes effective, please sign the enclosed copy of this letter agreement and return it to Barry Silverman.
Sincerely yours,
Timothy Wadhams
President and Chief Executive Officer

I agree to the above-described amendments
to my Supplemental Executive Retirement
Plan with the Company.

Donald J. DeMarie, Jr.
Date: